CHURCHILL TAX-FREE FUND OF KENTUCKY

            Supplement to the Statement of Additional
                Information dated April 30, 1999
             as previously supplemented May 12, 1999

The following replaces the paragraph entitled "Special Dealer
Arrangements":

Special Dealer Arrangements

     During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A shares of the Fund using the proceeds of a qualified redemption of an investment company (that is not a member of the Aquila Group of Funds), up to 1% of the proceeds. The shareholder, however, shall not be subject to any sales charge. These arrangements will be in effect through September 30, 1999 unless extended or earlier terminated by a supplement of the Prospectus or the Statement of Additional Information.

     Dealer payments shall be made in up to 4 payments of 0.25 of 1% of the proceeds over a 4 year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, provided that any part of the investment remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

          The date of this supplement is June 3, 1999.